Certain identified confidential information has been omitted from this exhibit because it is not material and of the type that the registrant treats as private or confidential. [****] indicates that information has been omitted.

Exhibit 10.26

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 3, 2021 (this “Agreement”), is made by and among PEAR THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower, and PERCEPTIVE CREDIT HOLDINGS III, LP, a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”) and as the Majority Lender.

RECITALS

WHEREAS, reference is made to the Credit Agreement and Guaranty, dated as of June 30, 2020, among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent (as subsequently amended, supplemented or otherwise modified, from time to time, including pursuant to this Agreement, the “Credit Agreement”);

WHEREAS, subject to the terms and the conditions set forth in this Agreement, the Borrower has requested that the Administrative Agent and the Majority Lenders amend or otherwise modify certain provisions of the Credit Agreement as set forth in more detail herein;

WHEREAS, the Administrative Agent and the Majority Lenders are willing to do so on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Lender party hereto constitutes the Majority Lenders.

NOW, THEREFORE, for good and valuable consideration (including the Borrower’s covenants and agreements set forth below), the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Section 1.01. Defined Terms. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement (including the preambles and recitals hereto and hereof) shall have the meanings ascribed to such terms in the Credit Agreement.

Section 1.02. Amendment to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by adding the following new defined terms in their alphabetically appropriate places:

“Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement, dated as of December 3, 2021, among the Borrower, certain Subsidiaries of the Borrower, the Majority Lenders and the Administrative Agent for the Majority Lender.

“Amendment No. 2 Effective Date” means December 3, 2021.

“[****] Product Acquisition” means the Acquisition by the Borrower of the Assets (as defined in the [****] Product Acquisition Agreement) from [****].

“[****] Product Acquisition Agreement” means that certain Assignment Agreement, dated as of November 30, 2021, between the Borrower and [****] pursuant to which the Borrower has agreed, among other things, to acquire the Assets (as defined in the [****] Product Acquisition Agreement.

(b) The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is amended as follows:

(i) The preamble clause of such definition is hereby amended and restated in its entirety to read as follows: “Permitted Acquisition” means (x) the [****] Product Acquisition; provided that such Acquisition is consummated in accordance with the terms and conditions of the [****] Product Acquisition Agreement without any material waiver, amendment or other modification thereto (unless approved in writing by the Administrative Agent prior to the effectiveness thereof, which approval may not be unreasonably withheld), and (y) any other Acquisition by the Borrower or any of its Subsidiaries; provided that, in the case of any such other Acquisition made pursuant to this clause (y):”; and

(ii) Clause (k) of such definition is hereby amended by replacing the reference to “Section 9.01(i)” set forth therein with “Section 9.01(g)”.

(c) Clause (g) of Section 9.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g) (i) to the extent constituting or qualifying as Indebtedness, all obligations of the Borrower to pay Earnout Payments (as defined in, and to the extent payable pursuant to, Exhibit D to the [****] Product Acquisition Agreement as in effect on the Amendment #2 Effective Date), and (ii) any additional Indebtedness assumed pursuant to any Permitted Acquisition; provided that, and without regard to any Indebtedness of the type described in subclause (i) of this Section 9.01(g), (x) the aggregate amount of such additional Indebtedness permitted pursuant to this Section 9.01(g)(ii) shall not exceed $1,500,000 at any time outstanding and (y) no such additional Indebtedness shall have been created or incurred in connection with, or in contemplation of, such Permitted Acquisition;

Section 1.03. No Other Waivers, Amendments or other Modifications Implied or Intended. Any term or provision hereof to the contrary notwithstanding, the waivers, amendments and other modification contemplated hereby relate solely to the specific sections or provisions of the Credit Agreement expressly referenced herein and relate solely to the periods or transactions expressly referenced herein, and no other or additional waiver, amendment or other modification is made, implied or intended to be made with respect to any other term or provision of any Loan Document, or any Obligation of any Obligor or any rights or remedies of any Secured Party under any Loan Document, whether now existing or occurring in the future (including any future Default), including, but not limited to, the right to declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be immediately due and payable, imposing a default rate of interest in respect of the Obligations in accordance with Section 3.02(b) of the Credit Agreement or pursuing any or all other rights and remedies available to any Secured Party as a secured party under the UCC, the Security Documents or any other Loan Document.

ARTICLE II

CONDITIONS PRECEDENT

Section 2.01. Conditions to Effectiveness of this Agreement. The amendments and other modifications set forth in this Agreement shall become effective upon the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Administrative Agent (the date when all such conditions are so satisfied being the “Effective Date”):

(a) Executed Agreement. The Administrative Agent shall have received a copy of this Agreement duly executed by each Obligor, the Lenders and the Administrative Agent.

(b) Executed [****] Product Acquisition Agreement. The Administrative Agent shall have received a fully executed copy of the definitive [****] Product Acquisition Agreement, together with all waivers, consents, amendments or other modifications thereto (if any), which shall be identical in all material respects to the draft version, dated November 2, 2021, previously delivered to the Administrative Agent.

(c) Effective Date Certificate. The Administrative Agent shall have received a certificate, dated as of the Effective Date and duly executed and delivered by a Responsible Officer of the Borrower (the “Effective Date Certificate”), which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall, among other things, represent and warrant that the statements made therein are true and correct as of such date. The statements contained in the Effective Date Certificate shall include, among others, that (i) the statements, representations and warranties set forth in Article III of this Agreement are true and correct, (ii) prior to the Effective Date, no Default or Event of Default under any Loan Document had occurred and was continuing, (iii) after giving effect to the Effective Date, no Default or Event of Default under any Loan Document shall occur as a result of any such transactions, and (iv) all of the conditions set forth in this Section 2.01 have been satisfied.

(d) Costs and Expenses, etc. The Agent shall have received all fees, costs and expenses due and payable pursuant to Section 14.03 of the Credit Agreement (including without limitation the reasonable fees and expenses of Morrison & Foerster LLP, counsel to the Administrative Agent, which have been invoiced prior to the Effective Date), together with any other fees separately agreed to by the Borrower and the Agent and the Lenders.

(e) Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries, including the [****] Product Acquisition Agreement, shall be reasonably satisfactory in form and substance to the Agent and its counsel, and the Agent and its counsel shall have received all information, approvals, resolutions, opinions, documents or instruments as the Agent or its counsel shall have reasonably requested.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties. To induce the Administrative Agent and the Majority Lender to enter into this Agreement, each Obligor party hereto represents and warrants to the Administrative Agent and the Majority Lender as set forth below.

(a) Validity, etc. This Agreement and each Loan Document (after giving effect to this Agreement on the Effective Date) each constitutes the legal, valid and binding obligation of each Obligor party thereto, enforceable in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) Representations and Warranties, etc. Immediately prior to, and immediately after giving effect to this Agreement on the Effective Date, the following statements shall be true and correct:

(i) the representations and warranties set forth in the Credit Agreement and each other Loan Document that are qualified by materiality, Material Adverse Effect or the like are, in each case, true and correct; and

(ii) the representations and warranties set forth in the Credit Agreement and each other Loan Document that are not qualified by materiality, Material Adverse Effect or the like are, in each case, true and correct in all material respects.

(c) Authorizations and Approvals. No authorization or approval or other action by, and no notice or filing with, any Governmental Authority or any other Person (other than those that have been duly obtained or made and which are in full force and effect) is required for the due execution and delivery of this Agreement and performance of this Agreement and the Credit Agreement (as amended hereby) by any Obligor party to this Agreement.

(d) No Defaults. No Default or Event of Default shall have occurred and be continuing.

(e) [****] Product Acquisition Agreement. The copy of the [****] Product Acquisition Agreement delivered to the Administrative Agent pursuant to Section 2.01(a) of this Agreement is a true and correct copy of such Contract as in effect on the Effective Date.

ARTICLE IV

CONFIRMATION AND COVENANTS

Section 4.01. Reaffirmation. Each Obligor hereby consents to the amendment and other agreements and modifications to the Credit Agreement and other Loan Documents contemplated pursuant to this Agreement and hereby agrees that, after giving effect to this Agreement on the Effective Date, the Credit Agreement and each other Loan Document, including all Warrant Certificates, and all Obligations thereunder (including the guarantees made pursuant to any Guaranty), are and shall continue to be in full force and effect and the same are hereby ratified in all respects, except that upon the occurrence of the Effective Date, all references in such Loan

Documents to the “Credit Agreement”, “Loan Documents”, “thereunder”, “thereof”, or words of similar import shall mean the Credit Agreement and the other Loan Documents, as amended or otherwise modified by this Agreement. Each Obligor further consents and agrees that, notwithstanding the effectiveness of this Agreement, all Liens and security interests granted and created under or pursuant to any Loan Document shall continue to be valid and perfected to the same extent as immediately prior to the Effective Date.

Section 4.02. Validity, etc. Each Obligor hereby represents and warrants, that immediately after giving effect to this Agreement on the Effective Date, each Loan Document to which it is a party continues to be a legal, valid and binding obligation of such Obligor, enforceable against such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

Section 4.03. Amendments or Other Modifications to the [****] Product Acquisition Agreement. Without the Administrative Agent’s prior written consent, the Borrower shall not, at any time on or after the Effective Date, permit or suffer to exist any waiver, consent, amendment or other modification to the [****] Product Acquisition Agreement that would alter or otherwise modify any material term thereof in any material respect, including (without limitation) Sections 5 or 7 thereof.

ARTICLE V

MISCELLANEOUS

Section 5.01. Miscellaneous, etc. In addition to the foregoing, the parties hereto agree as follows:

(a) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(b) Integration. This Agreement, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, written or oral, with respect thereto.

(c) Cross-References; Headings. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement. Headings and captions used in this Agreement are included for convenience of reference only and shall not be given any substantive effect.

(d) Loan Document Pursuant to Credit Agreement. This Agreement shall constitute a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including Article XIV thereof and all rules of interpretation set forth in Article I thereof. The failure of any Obligor to perform its obligations hereunder shall constitute a Default pursuant to Section 11.01(d) of the Credit Agreement.

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f) Counterparts, Electronic Signatures, etc. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile transmission or PDF format signature) hereto or to any other certificate, agreement or document related to the transactions contemplated hereby, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

(g) Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

PEAR THERAPEUTICS, INC.

By /s/ Corey McCann
Name: Corey McCann
Title: President & CEO

ADMINISTRATIVE AGENT AND LENDER:

PERCEPTIVE CREDIT HOLDINGS III, LP

By: PERCEPTIVE CREDIT OPPORTUNITIES GP, LLC, its general partner

By /s/ Sandeep Dixit
Name: Sandeep Dixit
Title: Chief Credit Officer

By /s/ Sam Chawla
Name: Sam Chawla
Title: Portfolio Manager